Exhibit 31.2

MATEON THERAPEUTICS, INC.

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Amit Shah, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Mateon Therapeutics, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

By:	/s/ Amit Shah
Amit Shah
Chief Financial Officer (Principal Financial and Accounting Officer)

Date: May 20, 2020